Exhibit 10.1
Execution Copy
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 21, 2010, by and among PostRock Energy Corporation, a Delaware corporation (together with any successor entity thereto, the “Corporation”), and each of the stockholders listed on the signature pages hereto, each of which is referred to in this Agreement as a “Stockholder”.
RECITALS
     WHEREAS, pursuant to the Securities Purchase Agreement, dated as of September 2, 2010, between the Corporation and the Stockholders (the “Purchase Agreement”) the Corporation agreed to issue and sell to the Stockholders and the Stockholders agreed to purchase from the Corporation, 6,000 shares of Series A Cumulative Redeemable Preferred Stock (the “Series A Shares”), 190,476.19 shares of Series B Voting Preferred Stock (the “Series B Shares”) and warrants (the “Warrants” and, together with the Series A Shares and Series B Shares, the “Purchased Securities”) to purchase 19,047,619 shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”); and
     WHEREAS, to induce the Stockholders to enter into the Purchase Agreement and to consummate the transactions contemplated therein, the Corporation agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Stockholders;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. DEFINITIONS.
     As used in this Agreement, the following terms shall have the following meanings:
     Affiliate: As to any specified Person, (i) any Person beneficially owning ten percent or more of the outstanding voting securities of such other Person, (ii) any Person ten percent or more of whose outstanding voting securities are beneficially owned by such other Person, or (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person.
     Agreement: As defined in the preamble.
     Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.
     Closing Date: September 21, 2010, the date on which the transactions contemplated by the Purchase Agreement are consummated.

     Commission: The Securities and Exchange Commission.
     Common Stock: As defined in the preamble.
     Corporation: As defined in the preamble.
     Controlling Person: As defined in Section 6(a).
     Conversion Securities: As defined in Section 8(e).
     Effectiveness Period: As defined in Section 2(a)(i).
     End of Suspension Notice: As defined in Section 5(b).
     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.
     Holder: Each Stockholder or assignee thereof in accordance with Section 8(d) who is a record owner of any Registrable Securities.
     Indemnified Party: As defined in Section 6(c).
     Indemnifying Party: As defined in Section 6(c).
     Issuer Free Writing Prospectus: As defined in Section 4(d).
     Liabilities: As defined in Section 6(a).
     Liquidated Damages Amount: With respect to the shares of Common Stock underlying the Warrants, an amount equal to 0.25% of the product of the exercise price per share of Common Stock underlying the Warrants times the number of shares of Common Stock, or Common Stock underlying the Warrants, held by such Holder per 30-day period for the first sixty (60) days, with such payment amount increasing by an additional 0.25% of the product of the exersice price per share of Common Stock underlying the Warrants times the number of shares of Common Stock, or Common Stock underlying the Warrants, held by such Holder per 30-day period for each subsequent sixty (60) days, up to a maximum of 1.00% of the product of the exercise price per share of Common Stock underlying the Warrants times the number of shares of Commom Stock, or Common Stock underlying the Warrants, held by such Holder per 30-day period. The Liquidated Damages Amount for any period of less than 30-days shall be prorated by multiplying the Liquidated Damages Amount to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such liquidated damages are owed, and the denominator of which is 30. The value per share of Common Stock as of the Closing Date is subject to appropriate adjustments for any subdivision or combination of Common Stock after the date thereof.
     Notice: As defined in Section 2(a)(i).

     Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
     Piggyback Registration Statement: As defined in Section 2(b).
     Proceeding: An action, claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.
     Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
     Purchase Agreement: As defined in the preamble.
     Purchaser Indemnitee: As defined in Section 6(a).
     Registrable Securities: The Series A Shares issued to the Stockholders pursuant to the Purchase Agreement and the shares of Common Stock that may be issued to the Stockholders upon exercise of the Warrants, and any securities issued in respect of such Registrable Securities by reason of or in connection with any dividend, distribution, split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of securities, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Series A Shares or the Common Stock until, with respect to such Registrable Security, the earliest to occur of (i) the date on which it has been first registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provision then in effect) or, in the opinion of counsel to the Corporation, is eligible for sale pursuant to Rule 144 in a single sale without any limitation as to volume, manner of sale or current public information with respect to the Corporation, (iii) the date on which the Holder of such Registrable Securities no longer beneficially owns at least one percent of the total number of shares of Common Stock outstanding or the total number of Series A Shares outstanding, or (iv) the date on which such Registrable Security is redeemed by the Corporation.
     Registration Expenses: Any and all expenses incident to the performance of or compliance by the Corporation with this Agreement, including, without limitation: (i) all Commission, securities exchange, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum), (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on any securities exchange or inter-dealer quotation system pursuant to Section 4(a)(xi) of this Agreement, (v) the fees and disbursements of counsel for the Corporation and of the independent public accountants of the Corporation (including, without limitation, the expenses of any special audit and “comfort” letters required by or incident to such performance), and (vi) all “road show” expenses; provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions, if any, fees and expenses of counsel for the Holders, and all transfer taxes relating to the sale or disposition of Registrable Securities by a Holder.
     Registration Statement: Any registration statement of the Corporation that covers the resale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.
     Resale Registration Statement: As defined in Section 2(a)(i).
     Rule 144: Rule 144, and any of its referenced paragraphs, promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 457: Rule 457 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
     Stockholder or Stockholders: As defined in the preamble.
     Suspension Event: As defined in Section 5(b).
     Suspension Notice: As defined in Section 5(b).

     Underwritten Offering: A sale of securities of the Corporation to an underwriter or underwriters for reoffering to the public.
     WKSI: As defined in Section 2(b)(i).
2. REGISTRATION RIGHTS
     (a) Mandatory Resale Registration.
     (i) At any time on or after the date that is 90 days after the Closing Date, upon the written request (a “Notice”) of any Stockholder or Stockholders holding individually or collectively at least a majority of the then outstanding Registrable Securities, the Corporation shall file under the Securities Act, within 30 days after receiving such Notice, a registration statement on an appropriate form providing for the resale of any Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Resale Registration Statement”). The Company shall use its commercially reasonable efforts to cause such Resale Registration Statement to be declared effective by the Commission within 120 days after the the filing thereof, provided that sales pursuant to the Resale Registration Statement shall be subject to the restrictions in Section 2(c)(iv) to the extent applicable. Any Resale Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available by the Holders of any and all Registrable Securities. Subject to the other provisions of this Agreement, the Corporation shall cause the Resale Registration Statement filed pursuant to this Section 2(a)(i) to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders and that it conforms in all material respects to the requirements of the Securities Act during the entire period beginning on the date the Resale Registration Statement is first declared effective under the Securities Act and ending on the date on which all Registrable Securities have ceased to be Registrable Securities (the “Effectiveness Period”).
     (ii) Amendment on Form S-3 to Registration Statement on Form S-1. If the Resale Registration Statement filed pursuant to Section 2(a)(i) is on Form S-1, the Corporation may, at any time it is eligible to do so, file a post-effective amendment on Form S-3 to the Resale Registration Statement on Form S-1 for the resale of any then existing Registrable Securities or in any such other manner as is preferred or permitted by the Commission to convert the Resale Registration Statement on Form S-1 to a Resale Registration Statement on Form S-3. Upon the effectiveness of the Resale Registration Statement on Form S-3, all references to the Resale Registration Statement in this Agreement shall then automatically be deemed to be a reference to the Resale Registration Statement on Form S-3.
     (b) Delay in Filing or Effectiveness of Resale Registration Statement.
     (i) If the Company fails to file the Resale Registration Statement with the Commission within the period specified in Section 2(a)(i), then each Holder will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated

Damages Amount but only with respect to shares of Common Stock or Common Stock underlying the Warrants then held by such Holder and not included in an effective Registration Statement, for a period beginning on the day after the deadline for filing the Resale Registration Statement and lasting until such time as the Resale Registration Statement is filed.
     (ii) If the Resale Registration Statement does not become or is not declared effective within the period specified in Section 2(a)(i), then each Holder will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated Damages Amount but only with respect to shares of Common Stock or Common Stock underlying the Warrants then held by such Holder and not included in an effective Registration Statement, for the period beginning on the day after such deadline for effectiveness of the Resale Registration Statement and lasting until such time as the Resale Registration Statement is declared effective.
     (iii) The aggregate Liquidated Damages Amount payable to each Holder shall be paid to each Holder in immediately available funds within 10 Business Days after the end of each applicable 30-day period. Any payments pursuant to this Section 2(b) shall constitute the Holders’ exclusive remedy for such events; provided, however, if the Corporation certifies that it is unable to pay aggregate Liquidated Damages Amount in cash or immediately available funds because such payment would result in a breach under any of the Corporation’s credit facilities or other indebtedness filed as exhibits to the Corporation’s reports filed under the Securities Act or the Exchange Act, then the Corporation may pay the aggregate Liquidated Damages Amount in kind in the form of the issuance of additional shares of Common Stock. Upon any issuance of shares of Common Stock as liquidated damages, the Corporation shall promptly prepare and file an amendment to the Resale Registration Statement prior to its effectiveness to include such shares of Common Stock issued as liquidated damages as additional Registrable Securities. If shares of Common Stock are issued as liquidated damages after the Resale Registration Statement has been declared effective, the Corporation shall have no obligation to prepare and file a post-effective amendment to the Resale Registration Statement to include such shares nor shall the Corporation be obligated in any way to file a new registration statement for such shares; however if the Corporation is a well-known seasoned issuer (as defined in the rules and regulations of the Commission) (“WKSI”), the Corporation shall be obligated to provide the Holder notice and offer to include such shares in any Piggyback Registration Statement. All shares of Common Stock issued as Liquidated Damages Amounts shall be considered in the calculation of any subsequent Liquidated Damages Amounts. The determination of the number of shares of Common Stock to be issued as the aggregate Liquidated Damages Amount shall be equal to the aggregate Liquidated Damages Amount divided by the average of the closing sale price per share for the Common Stock (or if the Common Stock is not listed or traded on a national securities exchange, the average of the last reported bid and ask prices per share) for each of the 10 consecutive trading days ending on the trading day immediately preceding such date of determination.
     (c) Public Offering.

     (i) If the Corporation proposes to file
(A) a registration statement on Form S-1, or such other form under the Securities Act, providing for the public offering of Common Stock, for its own account or for the account of a selling stockholder, for sale to the public in an Underwritten Offering, excluding the Resale Registration Statement, a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), a registration statement for the sale of Common Stock issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public, or
(B) a prospectus supplement to an effective shelf Registration Statement, so long as the Corporation is a well-known seasoned issuer (as defined in the rules and regulations of the Commission) (“WKSI”) at such time or, whether or not the Corporation is a WKSI, so long as the Registrable Securities were previously included in the underlying shelf Registration Statement or are included on an effective Resale Registration Statement, then, in each case with respect to an Underwritten Offering of Common Stock, the Corporation will notify each Holder of the proposed filing and afford each Holder an opportunity to include in such Registration Statement (the “Piggyback Registration Statement”) all or any part of the shares of Common Stock that constitute Registrable Securities then held by such Holder that may properly be offered on such Piggyback Registration Statement. Each Holder desiring to include in the Piggyback Registration Statement all or part of such shares of Common Stock held by such Holder that may be included in the Piggyback Registration Statement shall, within ten (10) days after receipt of the above-described notice from the Corporation in the case of a filing of a Registration Statement and within two (2) Business Days after the day of receipt of the above-described notice from the Corporation in the case of a filing of a prospectus supplement to an effective shelf Piggyback Registration Statement with respect to an Underwritten Offering, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of shares of Common Stock such Holder wishes to include in the Piggyback Registration Statement and provide the Corporation with such information with respect to such Holder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Any election by any Holder to include any shares of Common Stock that constitute Registrable Securities in the Piggyback Registration Statement will not affect the inclusion of such Registrable Securities in the Resale Registration Statement until such Registrable Securities have been sold under the Piggyback Registration Statement.
     (ii) Right to Terminate Registration. The Corporation shall have the right, in its sole discretion, to terminate or withdraw the Piggyback Registration Statement initiated by it referred to in this Section 2(b) prior to the effectiveness of such registration (or pricing in the event of an Underwritten Offering pursuant to an effective shelf Registration Statement) whether or not any Holder has elected to include Registrable Securities in such registration.

     (iii) Resale Registration not Impacted by Piggyback Registration Statement. The Corporation’s obligation to file the Resale Registration Statement pursuant to Section 2(a)(i) shall not be affected by the filing or effectiveness of the Piggyback Registration Statement.
     (d) Underwriting.
     (i) Resale Registration. In the event that one or more Holders elect to dispose of shares of Common Stock that constitute Registrable Securities under the Resale Registration Statement pursuant to an Underwritten Offering and such Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least $20,000,000, in the aggregate, the Corporation shall take all such reasonable actions as are requested by the managing underwriter in order to expedite and facilitate the registration and disposition of such shares of Common Stock, including the Corporation causing appropriate officers of the Corporation or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such managing underwriter with respect to such Underwritten Offering, provided that the Corporation shall not be required to cause appropriate officers of the Corporation or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such managing underwriter with respect to such Underwritten Offering unless such Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least $30,000,000, and provided, further, that the Corporation shall not be required to cause appropriate officers of the Corporation or its Affiliates to participate in a “road show” with respect to Underwritten Offerings under Resale Registration Statements more than once in any six-month period.
     (ii) Piggyback Registration. If the Registration Statement (or prospectus supplement with respect to an Underwritten Offering pursuant to an effective shelf Registration Statement) under which the Corporation gives notice under Section 2(b) is for an Underwritten Offering, the Corporation shall so advise the Holders of shares of Common Stock that constitute Registrable Securities. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of securities to be included, then the managing underwriter(s) may exclude securities (including such shares of Common Stock) from the Piggyback Registration Statement and Underwritten Offering, and any securities included in such Piggyback Registration Statement and Underwritten Offering shall be allocated first, to the Corporation, and second, to each of the Holders requesting inclusion of their eligible shares of Common Stock in such Piggyback Registration Statement and other holders of securities of the Corporation (on a pro rata basis based on the total number of shares of Common Stock then held by each such Holder of Common Stock who is requesting inclusion.
     (iii) General Procedures. Any Holder’s right to include its shares of Common Stock that constitute Registrable Securities in a Resale Registration Statement pursuant to Section 2(c)(i) or a Piggyback Registration Statement pursuant to Section 2(c)(ii) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s eligible shares of Common Stock in the underwriting to the extent provided herein. All Holders proposing to distribute their eligible shares of Common

Stock through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Corporation such information as the Corporation may reasonably request in writing for inclusion in the Piggyback Registration Statement or Resale Registration Statement, as the case may be; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Corporation or the underwriters other than representations, warranties or agreements regarding such Holder, its holdings and such Holder’s intended method of distribution and any other representation required by law.
     (iv) Market Stand-Off. Regardless of whether a Holder elects to include shares of Common Stock that constitute Registrable Securities in an Underwritten Offering, each Holder of Registrable Securities hereby agrees that it shall not, to the extent requested by the Corporation or an underwriter of securities of the Corporation, directly or indirectly sell, offer to sell (including without limitation any short sale or hedging or similar transaction with the same economic effect as a sale), grant any option or otherwise transfer or dispose of any Registrable Securities or other securities of the Corporation or any securities convertible into or exchangeable or exercisable for Common Stock of the Corporation then owned by such Holder (other than to donees, partners or members of the Holder who agree to be similarly bound) for a period not to exceed 90 days following the effective date of a registration statement for an Underwritten Offering or the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, other than the sale or distribution of shares of Common Stock that constitute Registrable Securities in such Underwritten Offering; provided, however, that:
     (A) such period shall in no event be greater than that which applies to executive officers and directors of the Corporation;
     (B) the Holders shall be allowed any concession or proportionate release allowed to any of the Corporation’s officers or directors that entered into similar agreements (with such proportion being determined by dividing the number of shares of Common Stock being released with respect to such officer or director by the total number of issued and outstanding shares of Common Stock held by such officer or director); and
     (C) this Section 2(c)(iv) shall not apply to Underwritten Offerings solely for the account of another selling stockholder (other than a Holder) or in the event the Corporation is not selling at least $20,000,000 worth of Common Stock.
In order to enforce the foregoing covenant, the Corporation shall have the right to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

     (v) Withdrawal. If any Holder disapproves of the terms of an Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter delivered (i) prior to the commencement of any marketing efforts for the Underwritten Offering or (ii) at any time up to and including the time of pricing of the Underwritten Offering if the price to the public at which the Registrable Securities are proposed to be sold is less than 95% of the average of the closing sale price per share for the Common Stock (or if the Common Stock is not listed or traded on a national securities exchange, the average of the last reported bid and ask prices per share) for each of the 10 consecutive trading days ending on the trading day immediately preceding the fourth trading day prior to commencement of the marketing efforts for the Underwritten Offering.
The Holder may agree to waive this right to withdraw with the Corporation, the underwriters or any custodial agent in any custody agreement and/or power of attorney executed by such Holder in connection with the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from such Registration Statement. No such withdrawal shall affect the Corporation’s obligation to pay all Registration Expenses, as described in Section 2(d) below.
     (vi) Selection of Underwriter. In connection with any Underwritten Offering under Section 2(c)(i) or 2(c)(ii), the Board of Directors of the Corporation shall have the sole right to select the managing underwriter(s) for each Underwritten Offering, which shall all be nationally recognized firms. Notwithstanding the above, if White Deer Energy, L.P. or any of its affiliates is the Holder and is selling shares of Common Stock in such Underwritten Offering for its own account and such shares constitute a majority of the shares sold in such Underwritten Offering, and so long as White Deer Energy, L.P. or any of its affiliates has a board designee on the Board of Directors pursuant to Section 4.1 of the Purchase Agreement, then the Investor Directors (as defined in the Purchase Agreement) shall have the right to select the managing underwriter(s) in their sole discretion.
     (e) Expenses. The Corporation shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall pay all transfer taxes payable by such Holder and bear such Holder’s proportionate share (based on the total number of Registrable Securities sold in such registration) of all discounts and commissions payable to underwriters or brokers in connection with a registration of Registrable Securities pursuant to this Agreement.

3. RULE 144 REPORTING.
     With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to:
     (a) use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the Closing Date;
     (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Corporation under the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements); and
     (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder promptly upon request (i) a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time 90 days after the Closing Date) and of the Securities Act and the Exchange Act, and (ii) such other reports and documents of the Corporation as a Holder may reasonably request and that are not otherwise publicly filed with the Commission or available on the Corporation’s website in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.
4. REGISTRATION PROCEDURES.
     (a) In connection with the obligations of the Corporation with respect to any registration pursuant to this Agreement, (x) the Corporation shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holder or Holders in accordance with the Holder’s or Holders’ intended method or methods of distribution, and (y) the Corporation shall:
     (i) Prepare and file with the Commission a Registration Statement and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 2(b)(ii) and Section 5, until there are no Registrable Securities outstanding;
     (ii) subject to Section 4(a)(vii), and Section 5, (1) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a)(i); (2) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (3) amend or supplement each such Registration Statement to include the Corporation’s quarterly and annual financial information and other material developments (until the Corporation is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable

Securities under the Registration Statement will be suspended until such amendment or supplement is filed and, in the case of an amendment, is effective;
     (iii) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, if any, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;
     (iv) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a)(i) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Corporation shall not be required to (1) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv) and except as may be required by the Securities Act, (2) subject itself to taxation in any such jurisdiction, or (3) submit to the general service of process in any such jurisdiction;
     (v) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which notice may be in the form of a Suspension Notice under Section 5(b));
     (vi) except as provided in Section 5, use commercially reasonable efforts to obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable;
     (vii) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(a)(v)(4), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (viii) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to the underwriters a signed counterpart, addressed to the underwriters, of: (1) an opinion of counsel for the Corporation, dated the date of each closing under the underwriting agreement, in customary form and reasonably satisfactory to the underwriters, and (2) a “comfort” letter, dated the date of the final prospectus supplement for such offering or, if there is no prospectus supplement, the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent registered public accounting firm that has certified the Corporation’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as the underwriters may reasonably request;
     (ix) in the case of an Underwritten Offering, enter into an underwriting agreement in customary form with the underwriters and take all other action required thereunder in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement and make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in such underwritten offerings and confirm the same to the extent customary if and when requested;
     (x) make available for inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Corporation and cause the respective officers, directors and employees of the Corporation to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Corporation determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (1) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (2) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (3) such records, documents or information have been generally made available to the public;

     (xi) if the Corporation is then publicly listed or traded, use its commercially reasonable efforts to list or include shares of Common Stock that constitute Registrable Securities on the primary national securities exchange or inter-dealer quotation system on which similar securities issued by the Corporation are then listed or traded, or if the Corporation is not then publicly listed but the Corporation meets the criteria for listing on such exchange or market, use its commercially reasonable efforts to list or include the Common Stock on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market (as soon as practicable), as selected by the Corporation, including seeking to cure in its listing or inclusion application any deficiencies cited by the exchange or market, and thereafter maintain the listing on such exchange;
     (xii) prepare and file all documents and reports required by the Exchange Act and, to the extent the Corporation’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a)(i), the Corporation shall voluntarily file such reports pursuant to Section 15(d) of the Exchange Act through the effectiveness period required by Section 4(a)(i);
     (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;
     (xiv) (1) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and (2) make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder;
     (xv) provide and cause to be maintained a registrar and transfer agent for all Registrable Securities; and
     (xvi) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing the Registrable Securities to be sold and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least two (2) Business Days prior to any sale of the Registrable Securities, provided that such Holder shall have provided the Corporation with any documents that are reasonably requested by the Corporation.
     (b) The Corporation may require, and it shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Section 2, with respect to the Registrable Securities of any selling Holder, that each selling Holder furnish to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities. In addition, if requested by the Corporation or the representative of the underwriters of securities of the Corporation, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a Registration Statement filed under the Securities Act. Each Holder further agrees to furnish promptly to the Corporation in writing all information required from time to time to make the information previously furnished by such Holder not misleading. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.
     (c) Each Holder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 4(a)(v)(3) or 4(a)(v)(4), such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Corporation, such Holder will deliver to the Corporation (at the expense of the Corporation) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
     (d) The Corporation agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Securities that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any Underwritten Offering of shares of Common Stock that constitute Registrable Securities, it will not make any offer relating to the Common Stock that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 (an “Issuer Free Writing Prospectus”), required to be filed with the Commission. Each Holder represents and agrees that, unless it obtains the prior consent of the Corporation and any such underwriter, it will not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus.
5. BLACK-OUT PERIOD.
     (a) Anything in this Agreement to the contrary notwithstanding, subject to the provisions of this Section 5, following the effectiveness of a Registration Statement, the Corporation may direct the Holders in accordance with Section 5(b) to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Corporation reasonably may determine is necessary and advisable (but for no more than an aggregate of one-hundred (120) days in any rolling twelve (12)-month period commencing on the Closing Date (provided that no more than sixty (60) days of such one hundred twenty (120) days may be as a result of the following events (after excluding the days between the filing of any post-effective amendment to a registration statement with the Commission as a result of such events through the day such post-effective amendment is declared effective)) or for more than sixty (60) days in any rolling 90-day period as a result of such events (after excluding the days between the filing of any post-effective amendment to a registration statement with the Commission as a result of such events through the day such post-effective amendment is declared effective), if any of the following events shall occur: (i) a majority of the members of the Board of Directors of the Corporation shall have determined in good faith that (1) the offer or sale of any Registrable

Securities would materially impede, delay or interfere with any proposed acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Corporation, (2) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and (3) either (x) the Corporation has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Corporation or the Corporation’s ability to consummate such transaction, or (z) the proposed transaction renders the Corporation unable to comply with Commission requirements; (ii) a majority of the members of the Board of Directors of the Corporation shall have determined in good faith that (1) the Prospectus included in the Registration Statement contains a material misstatement or omission as a result of an event that has occurred subsequent to the date of such Prospectus and is continuing; and (2) the disclosure of this material non-public information would be detrimental to the Corporation; (iii) a majority of the members of the Board of Directors of the Corporation shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any Prospectus required under Section 10(a)(3) of the Securities Act, (2) reflecting in the Prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein, or (3) including in the Prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information; or (iv) a majority of the members of the Board of Directors of the Corporation shall have determined to convert the Resale Registration Statement on Form S-1 to a Resale Registration Statement on Form S-3. In addition, the Corporation may direct the Holders in accordance with Section 5(b) to suspend sales of the Registrable Securities pursuant to a Registration Statement from time to time under Section 4(a)(ii) and Section 4(c). Upon the occurrence of any such suspension under clauses (iii) or (iv), the Corporation shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Corporation’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as reasonably practicable.
     (b) In the case of an event that causes the Corporation to suspend the use of a Registration Statement (a “Suspension Event”), the Corporation shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Securities. The Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Corporation and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Corporation, each Holder will deliver to the Corporation (at the expense of the Corporation) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension

Notice”) from the Corporation, which End of Suspension Notice shall be given by the Corporation to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. The Corporation shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the suspension period. Holders hereby agree to hold in confidence any communications in response to a notice of, or the existence of any fact or any event giving rise to the suspension period.
     (c) Notwithstanding any provision herein to the contrary, if the Corporation shall give a Suspension Notice pursuant to this Section 5, the Corporation agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and copies of the supplemented and amended Prospectus necessary to resume sales.
6. INDEMNIFICATION AND CONTRIBUTION.
     (a) The Corporation agrees to indemnify and hold harmless (i) each Holder of Registrable Securities and any underwriter (as determined in the Securities Act) for such Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable out-of-pocket costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee to the extent provided herein, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Corporation shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus or any other document prepared by or with the Corporation for use in selling the securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Corporation or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, (ii) any sales by any Holder after the delivery by the Corporation to such Holder of a Suspension Notice and before the delivery by the Corporation of an End of Suspension Notice, or (iii) the failure by a Purchaser Indemnitee to deliver a Prospectus, if delivery is otherwise required. The Corporation shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Corporation or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.
     (b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Corporation, each Person who controls the Corporation within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Corporation to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Corporation in writing by such Holder expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus, (ii) any sales by such Holder after the delivery by the Corporation to such Holder of a Suspension Notice and before the delivery by the Corporation of an End of Suspension Notice, or (iii) the failure by a Purchaser Indemnitee to deliver a Prospectus, if required. The liability of any Holder pursuant to this subsection shall in no event exceed the gross proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.
     (c) If any Proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to subsection (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party shall be entitled to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Securities sold by all such Indemnified Parties and any such separate firm for the Corporation, the directors, the officers and such control Persons of the Corporation as shall be designated in writing by the Corporation). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.
     (d) If the indemnification provided for in subsections (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such subsections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable out-of-pocket legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) a Holder of Registrable Securities shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Corporation, and each officer, director, partner, member, employee, representative and agent of the Corporation shall have the same rights to contribution as the Corporation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any Proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (f) The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitees’ obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of securities sold by each of the Purchaser Indemnitees hereunder and not joint.
7. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.
     From and after the date of this Agreement, the Corporation shall not, without the prior written consent of Holders beneficially owning not less than two-thirds (2/3) of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would grant such holder registration rights senior to those granted to the Holders hereunder with respect to Section 2(c)(ii).
8. MISCELLANEOUS.
     (a) Remedies. In the event of a breach by the Corporation of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 6, the Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Corporation and Holders beneficially owning not less than two-thirds (2/3) of the then outstanding Registrable Securities. No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.
     (c) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or e-mail (if an e-mail address is provided by a Holder):
     (i) if to a Stockholder, at the address given by the Stockholder on its signature page hereto (or, if more recent, at an address contained in a written notice from the Holder); and
     (ii) if to the Corporation at the offices of the Corporation at:
PostRock Energy Corporation
210 Park Avenue, Suite 2750
Oklahoma City, OK 73102
Attention: Chief Executive Officer
Telephone: (405) 702-7487
Facsimile: (405) 702-7756
     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The rights to cause the Corporation to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, member, or shareholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) together with its Affiliates, acquires in excess of 4,800 Series A Shares or 15,238,095 shares of Common Stock (as adjusted for splits and combinations), or (d) is an Affiliate of such Holder, provided, however, that such transfer shall not be effective for purposes of this Agreement until (i) the transferor shall furnish to the Corporation written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Each Holder agrees that any transferee of any Registrable Securities shall be bound by Section 4(b) and Section 7, whether or not such transferee expressly agrees to be bound.
     (e) Merger, Amalgamation, Consolidation, Etc. of the Corporation. If the Corporation is a party to any merger, amalgamation, consolidation, recapitalization, reorganization or otherwise pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person (“Conversion

Securities”), the issuer of such Conversion Securities shall assume (in a writing delivered to all Holders) all obligations of the Corporation hereunder. The Corporation will not effect any merger, amalgamation, consolidation, recapitalization, reorganization or otherwise described in the immediately preceding sentence unless the issuer of the Conversion Securities complies with this Section 8(e).
     (f) Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     (k) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein.
     (l) Registrable Securities Held by the Corporation. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (m) Adjustment for Splits, etc. Wherever in this Agreement there is a reference to a specific number of securities with respect to any Registrable Securities, then upon the occurrence of any subdivision, combination, or security dividend of such securities, the specific number of securities with respect to any Registrable Securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding securities of such class or series by such subdivision, combination, or security dividend.
     (n) Survival. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Corporation’s obligations under Section 2 of this Agreement.
     (o) Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court or arbitrator(s), as the case may be, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

POSTROCK ENERGY CORPORATION

By:	/s/ David Lawler
Name:	David Lawler
Title:	President and Chief Executive Officer
Signature Page to Registration Rights Agreement

STOCKHOLDERS:

WHITE DEER ENERGY L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

c/o White Deer Energy L.P.

667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James D. Bennett
Facsimile: (713) 581-6901
Signature Page to Registration Rights Agreement

WHITE DEER ENERGY TE L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

c/o White Deer Energy L.P.

667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James D. Bennett
Facsimile: (713) 581-6901
Signature Page to Registration Rights Agreement

WHITE DEER ENERGY FI L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

c/o White Deer Energy L.P.

667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James D. Bennett
Facsimile: (713) 581-6901
Signature Page to Registration Rights Agreement